Consolidated Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income:
Revenue
Expenses:
Research and development	151,864	148,875
General and administrative	1,029,136	1,418,203
Interest	665,232	287,307
Total expenses	1,846,232	1,854,385
Other income	1,250
Net loss	$ (1,844,982)	$ (1,854,385)
Loss per share:
Basic and diluted (in dollars per share)	$ (0.009)	$ (0.026)
Weighted average shares outstanding, basic and diluted (in shares)	202,680,171	70,919,722